                                                                EXHIBIT 10(n)




                                FOURTH AMENDMENT
                          Dated as of January 18, 1995
                                       TO
                           REVOLVING CREDIT AGREEMENT
                            Dated as of May 11, 1993


                 THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of January 18, 1995 (this "Amendment") is entered into by and among OHM Corporation ("OHM"), OHM Remediation Services Corp. ("Remediation", and together with OHM, the "Borrowers"), the financial institutions listed on the signature pages hereto (collectively, the "Banks"), Bank of America Illinois (formerly known as Continental Bank), as administrative agent (in such capacity, the "Administrative Agent") and as the "Issuing Bank", and Citicorp USA, Inc., as agent (in such capacity, the "Agent") and Arranger.


                             PRELIMINARY STATEMENT:

                 A. The Borrowers, the Banks, the Issuing Bank, the Administrative Agent and the Agent have entered into that certain Revolving Credit Agreement dated as of May 11, 1993, as previously amended pursuant to that certain First Amendment to Revolving Credit Agreement dated as of September 30, 1993, that certain Second Amendment to Revolving Credit Agreement dated as of May 4, 1994 and that certain Third Amendment dated as of July 29, 1994 (as so amended, the "Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment), pursuant to which, among other things, the Banks and the Issuing Bank have agreed to make certain loans, issue certain letters of credit and make certain other financial accommodations to the Borrowers upon the terms and conditions set forth therein.

                 B. Subject to the terms and conditions set forth below, the Borrowers, the Banks, the Issuing Bank, the Administrative Agent and the Agent have, among other things, agreed to amend the Credit Agreement as hereinafter set forth.

                 NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                 SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in SECTION 4 below, the Credit Agreement shall be amended as follows:

                 1.01. SECTION 1.01 of the Credit Agreement is amended by adding the following definition to be inserted in such Section in the appropriate place by alphabetical order:

                          "ACCOUNTS RECEIVABLE RESERVE" means the charge taken
                 by the Borrowers in either the fiscal quarter ending December 31, 1994 or the fiscal quarter ending March 31, 1995, not to exceed $25,000,000, in connection with certain accounts receivable or other amounts due from clients of the Borrowers, primarily related to certain litigation between the Borrowers and CITGO Petroleum Corporation.

                 1.02. SECTION 1.01 of the Credit Agreement is amended by amending and restating the following definitions:

                          "EBITDA" means, for any period, on a Consolidated
                 basis for the Borrowers and their Subsidiaries, gross revenues MINUS direct subcontract costs MINUS costs of services MINUS selling, general and administration expenses PLUS depreciation expense and amortization expense for such period (in each case to the extent such items were included in selling, general and administration expenses and other costs of services), PLUS, in the case of any period which includes the fiscal quarter in which the Accounts Receivable Reserve was established, the amount of the Accounts Receivable Reserve.

                          "FACILITY B TERMINATION DATE" means September 30,
                 1995.

                          "NET INCOME" means, with respect to any fiscal period
                 of the Borrowers and their Consolidated Subsidiaries, the Consolidated net income of the Borrowers and their Consolidated Subsidiaries after provision for income taxes for such fiscal period, as determined in accordance with generally accepted accounting principles and reported on the Consolidated financial statements of the Borrowers and their Subsidiaries for such fiscal period, less any gain arising from (and plus any loss arising from) extraordinary items or any other non-recurring transaction, as determined in accordance with generally accepted accounting principles; PLUS, in the case of any period which includes the fiscal quarter in which the Accounts Receivable Reserve was established, the amount of the Accounts Receivable Reserve.




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                          "NET WORTH" means as at any date of determination, an
                 amount equal to (i) total assets of the Borrowers and their Subsidiaries (on a Consolidated basis) as at such date, MINUS
                 (ii) total liabilities of the Borrowers and their Subsidiaries (on a Consolidated basis) as at such date; PROVIDED, HOWEVER, that the Accounts Receivable Reserve shall not be reflected in the calculation of Net Worth for the purposes of this Agreement.

                          "TOTAL B COMMITMENT" means (a) from January 18, 1995
                 through the Facility B Termination Date, $35,000,000, and (b) from and after the Facility B Termination Date, $0.

                 1.03. SECTION 1.01 of the Credit Agreement is amended further to delete "$10,000,000" in clause (c) of the definition of "Permitted Other Indebtedness" therein, and to substitute therefor "$15,000,000".

                 1.04. SECTION 5.02(D) of the Credit Agreement is amended by deleting "$8,000,000" in clause (ii) thereof and substituting therefor "$10,000,000".

                 1.05. SECTION 5.02(O) of the Credit Agreement is amended by amending and restating the table set forth therein as follows:

                                              Minimum EBITDA
                                                    to
             "Fiscal Quarter Ending        Interest Expense Ratio
              ---------------------        ----------------------
                   December 31, 1994               3.00 to 1.0
                   March 31, 1995                  3.00 to 1.0
                   June 30, 1995                   3.00 to 1.0
                   September 30, 1995 and
                     on the last day of
                     each fiscal quarter
                     ending thereafter             3.25 to 1.0"

                 1.06. SECTION 5.02(Q) of the Credit Agreement is amended by amending and restating the table set forth therein as follows:





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

                                            Maximum Funded Debt
             "Fiscal Quarter Ending           to EBITDA Ratio
              ---------------------         --------------------
                   December 31, 1994             5.00 to 1.0
                   March 31, 1995                5.20 to 1.0
                   June 30, 1995                 5.20 to 1.0
                   September 30, 1995 and
                     on the last day of
                     each fiscal quarter
                     ending thereafter           4.00 to 1.0"


                 SECTION 2. MERGERS. (a) The Banks and the Issuing Bank acknowledge that Analytical has merged with and into Remediation (the "Analytical Merger"), and they hereby (i) consent to the Analytical Merger and
(ii) waive the application of SECTION 5.02(B) of the Credit Agreement to the Analytical Merger.

                 (b) The Banks and the Issuing Bank acknowledge that Rust Environmental Inc. proposes to merge with and into Remediation or another wholly-owned subsidiary of OHM (the "Rust Merger") pursuant to the terms of that certain Agreement and Plan of Reorganization dated December 5, 1994 (the "Reorganization Agreement") among OHM, Rust Remedial Services Inc., Enclean Environmental Services Group, Inc., Rust Environmental Inc. and Rust International Inc. The Banks and the Issuing Bank waive the Event of Default which would otherwise occur under SECTION 6.01(N) of the Credit Agreement upon the consummation of the Rust Merger, but do not by such waiver waive any other Event of Default which might occur or exist as a result of the Rust Merger.

                 SECTION 3. AMENDMENT FEE. The Borrowers jointly and severally agree to pay to the Administrative Agent on the date hereof for the account of each Bank an amendment fee equal to 0.125% of each such Bank's Commitment.

                 SECTION 4. CONDITIONS PRECEDENT. This Amendment shall become effective on the first Business Day (the "Amendment Effective Date") upon which all of the following conditions shall be satisfied:

                 (i) the representations and warranties contained in the Credit Agreement are true and correct as though made on such date;

                 (ii) no Default or Event of Default has occurred and is outstanding as of such date, unless the same shall be waived or cured hereby;





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
                 (iii) the Agent shall have received, on or before such date, thirteen original counterparts of this Amendment, executed by each of the Borrowers, each of the Banks, the Issuing Bank and the Administrative Agent;

                 (iv)  the Borrowers shall have paid the fees provided for in
         Section 3 of this Amendment; and
         ---------
                 (v) the Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Borrower dated the Amendment Effective Date certifying (a) the corporate authority of each Borrower to enter into this Amendment, (b) the names and true signatures of the officers of such Borrower authorized to execute this Amendment on behalf of such Borrower, and (c) the by-laws and articles/certificate of incorporation of such Borrower.

                 SECTION 5. REPRESENTATIONS AND WARRANTIES OF BORROWER; REAFFIRMATION OF COVENANTS. Each of the Borrowers hereby represents and warrants that this Amendment has been duly authorized by all necessary corporate action on the part of such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms.

                 Each of the Borrowers hereby reaffirms all representations, warranties and covenants made by it in the Credit Agreement, as amended hereby, except to the extent any of such representations or warranties expressly speak as of a prior date, and hereby agrees that, subject to the terms hereof, all such representations, warranties and covenants shall be deemed to have been re-made as of the effective date of this Amendment.

                 SECTION 6.  EFFECT ON THE CREDIT AGREEMENT.

                 6.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement and in each of the other Transaction Documents to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

                 6.2 Except as specifically set forth herein, the Credit Agreement, each of the other Transaction Documents and all other documents, amendments, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.





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
                 6.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any of the Banks, the Issuing Bank or the Co-Agents under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

                 SECTION 7. COST, EXPENSES, FEES. The Borrowers each hereby jointly and severally agrees to pay, on demand, all costs, fees and expenses (including, without limitation, attorneys' fees, court costs, filing charges and taxes) incurred by, or required to be paid by the Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments, documents and agreements executed and/or delivered pursuant to or in connection herewith.

                 SECTION 8. EXECUTION IN COUNTERPARTS. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                 SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.





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
                 SECTION 10. SECTION TITLES. Section titles in this Amendment are included herein for convenience of reference only and shall not affect in any way the interpretation of any of the provisions hereof.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first written above.

                                      BORROWERS:

                                             OHM CORPORATION

Attest:                                      By /s/ Pamela K. M. Beall
                                                ----------------------
/s/ Randall M. Walters                          Title:  Treasurer
----------------------
Secretary

                                             OHM REMEDIATION SERVICES CORP.


                                             By /s/ Pamela K. M. Beall
                                                ----------------------
                                                Title:  Treasurer

                                     BANKS:

                                             CITICORP USA, INC., Individually,
                                              as Agent, as Co-Agent and as
                                              Arranger


                                             By /s/ Edward Letteiri
                                                -------------------
                                                Vice President


                                             BANK OF AMERICA ILLINOIS,
                                             Individually and as
                                             Administrative Agent, Co-Agent
                                             and Issuing Bank


                                             By /s/ Timothy J. Pepowski
                                                -----------------------


                                             THE FIRST NATIONAL BANK OF BOSTON


                                             By /s/ Ann E. Howard
                                                ------------------
                                              Vice President & Managing Director





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
                                            NATIONAL WESTMINSTER BANK USA


                                            By /s/ Kathleen Weiss
                                               --------------------------
                                               Title:  Vice President


                                            BHF BANK


                                            By /s/ John Sykes
                                               --------------------------
                                               Title: AVP

                                            BANK ONE, LIMA, N.A.


                                            By /s/ Mark B. Malone
                                               --------------------------
                                               Title: Vice President


                                            COMERICA BANK


                                            By /s/ Dan M. Roman
                                               --------------------------
                                               Title: Vice President


                                            NBD BANK, N.A.


                                            By /s/ Daniel J. Pienta
                                               --------------------------
                                               Title: 2nd Vice President


                                            NATIONAL CITY BANK


                                            By /s/ Terri L. Cable
                                               ------------------
                                               Title: Vice President








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